UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): April 30, 2007
DOLLAR FINANCIAL CORP.
(Exact name of registrant as specified in charter)
Not Applicable
(Former name or former address, if changed since last report)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	000-50866 (Commission file number)	23-2636866 (I.R.S. Employer Identification Number)

1436 Lancaster Avenue, Suite 310, Berwyn, Pennsylvania (Address of principal executive offices)	19312 (Zip Code)
610-296-3400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Effective April 30, 2007, Jonathan Sokoloff, Jonathan Seiffer and Michael Solomon, each of whom was a Class C director and is affiliated with Green Equity Partners II, L.P., resigned (the “Director Resignations”) from the Board of Directors (the “Board”) of Dollar Financial Corp. (the “Company”). In addition to the Director Resignations, on April 30, 2007, David Jessick resigned from the Compensation Committee of the Board and David Golub resigned from the Audit Committee of the Board.
Immediately after accepting these Director Resignations, the Board decreased the number of its Class C directors from three to two, thereby decreasing the total size of the Board to seven members. The Board then elected Clive Kahn and John Gavin to the Board as Class C directors filling the vacancies created by the Director Resignations. Mr. Kahn was appointed to the Board’s Audit Committee and Corporate Governance and Nominating Committee and Mr. Gavin was appointed to the Board’s Audit Committee and Compensation Committee. Messrs. Kahn and Gavin were each granted options to purchase 7,500 shares of the Company’s common stock pursuant to the Company’s 2005 Stock Incentive Plan. The options have an exercise price equal to the fair market value of the Company’s common stock as of the close of trading on April 30, 2007, which was the date of grant, and will vest ratably on a monthly basis over 36 months.
Mr. Kahn was most recently the Chief Executive Officer of Travelex Limited, a foreign exchange business headquartered in the United Kingdom. Mr. Kahn was employed by the company from 1985 through November 2006, serving the company in several other roles, including as Chief Financial Officer.
Mr. Gavin is currently the Vice Chairman, and was formerly the Chief Executive Officer and President, of Drake, Beam & Morin, an international career and transitions management firm. From 1996 through 2004, Mr. Gavin was an executive with Right Management Consultants, a career management and human resources consulting firm, and was formerly its President, Chief Operating Officer and a member of its Board of Directors.
A copy of the press release announcing the Director Resignations and Messrs. Kahn and Gavin’s election is attached to this Current Report on Form 8-K as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
     99.1     Press Release dated May 2, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR FINANCIAL CORP.
Date: May 2, 2007	By:	/s/ Randy Underwood
Randy Underwood
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 2, 2007.